Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 20-F of Rediff.com India Limited (the “Company”) for the fiscal year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Swasti Bhowmick, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2015

By:	/s/ Swasti Bhowmick
Swasti Bhowmick
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by §906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.